Exhibit 99.1

Soulpower Acquisition Corporation (NYSE:SOUL) and SWB Holdings Announce BVI Court Approval in Connection with Bank of Asia (BVI) Transaction

NEW YORK, NY – July 30, 2026 – Soulpower Acquisition Corporation (NYSE: SOUL) (“Soulpower”) and SWB Holdings (“Pubco”) today announced that the Commercial Division of the High Court of Justice of the Virgin Islands has granted the application filed by the joint liquidators of Bank of Asia (BVI) Limited (in liquidation) in connection with the proposed transaction with SWB LLC.

On July 23, 2026, the High Court granted permission to the joint liquidators of Bank of Asia (BVI) Limited (in liquidation) to sell certain of the Bank’s property, rights and assets to SWB LLC (or its affiliate, successor or designee) in accordance with and in satisfaction of one of the conditions of the Asset Sale Agreement entered into on November 6, 2025 between the joint liquidators and SWB LLC.

Certain other conditions of the Asset Sale Agreement remain outstanding. In addition to the Court approval, SWB’s ability to engage in banking activities will require SWB to obtain a banking licence, issued by the British Virgin Islands Financial Services Commission (FSC), along with deposit protection membership approval by the Virgin Islands Deposit Insurance Corporation (VIDIC). SWB has submitted its banking license application and is progressing it through the FSC’s review process.

The proposed business combination among Soulpower, Pubco and SWB LLC remains subject to the satisfaction or waiver of the applicable closing conditions, including approval of the transaction by Soulpower’s shareholders.

About Soulpower Acquisition Corporation

Soulpower Acquisition Corporation (NYSE: SOUL) is a publicly listed special purpose acquisition company that raised $250 million dollars in its upsized initial public offering, which was underwritten by Cantor Fitzgerald in April 2025.

About SWB LLC

SWB LLC is a newly formed Cayman Islands company established to launch SOUL WORLD BANK™ (“SOUL”) and to acquire various real world assets. SWB LLC is sponsored by The Lafazan Brothers LLC.

About SWB Holdings

SWB Holdings is a newly formed Cayman Islands company that upon the Closing will be the publicly traded holding company of SOUL WORLD BANK™ and its affiliates. SOUL WORLD BANK™ intends to offer a suite of international financial services and operate as a licensed international financial institution. SWB Holdings is intending to launch with a large asset portfolio held directly or indirectly by SWB, designed to provide both stable book value as well as an opportunity for asset tokenization and other financial engineering.

Additional Information about the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Pubco intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary proxy statement of Soulpower and a prospectus relating to Pubco’s securities, which will include a preliminary proxy statement of Soulpower and a prospectus with respect to Pubco’s securities (the “Proxy Statement/Prospectus”), following completion of the SEC’s review of the confidential submission. After the registration statement is declared effective, a definitive Proxy Statement/Prospectus will be mailed to Soulpower shareholders as of a record date to be established for voting on the proposed transaction.

This press release does not contain all of the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, THE PRELIMINARY AND DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC, as these documents will contain important information about Soulpower, SWB LLC, Pubco and the proposed business combination.

Once available, investors and security holders may obtain copies of these documents free of charge at the SEC’s website at www.sec.gov or by directing a request to: Soulpower Acquisition Corporation, SOUL@mzgroup.us.

Participants in the Solicitation

Soulpower, SWB LLC, Pubco and their respective directors, managers and executive officers may be deemed to be participants in the solicitation of proxies from Soulpower’s shareholders in connection with the proposed transaction. Information regarding the names of such persons and their interests in the proposed transaction will be included in the registration statement and Proxy Statement/Prospectus to be filed with the SEC.

No Offer or Solicitation

The information contained in this press release is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall any securities be sold in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under applicable securities laws. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom.

Disclaimer

Past performance by Soulpower’s, SWB LLC’s or Pubco’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Soulpower’s, SWB LLC’s or Pubco’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Soulpower, SWB LLC or Pubco will, or are likely to, generate going forward.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” with respect to Soulpower, SWB LLC and Pubco. The expectations, estimates, and projections of the businesses of Soulpower, SWB LLC and Pubco may differ from their actual results and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “anticipate,” “intend,” “may,” “will,” “could,” “should,” “potential,” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements include, without limitation, expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and are subject, without limitation, to (i) known and unknown risks, including the risks and uncertainties indicated from time to time in the Soulpower IPO Prospectus, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Soulpower, SWB LLC or Pubco, including, without limitation, the registration statement on Form S-4; (ii) uncertainties; (iii) assumptions; and (iv) other factors beyond Soulpower’s, SWB LLC’s or Pubco’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. These forward-looking statements are neither statements of historical fact nor promises or guarantees of future performance. Therefore, actual results may differ materially and adversely from those expressed or implied in any forward-looking statements, and Soulpower, SWB LLC and Pubco therefore caution against placing undue reliance on any of these forward-looking statements.

Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement (the “BCA”); (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and the BCA; (3) the inability to complete the proposed business combination, including due to the failure to obtain approval of the shareholders of Soulpower or other conditions to closing the proposed business combination; (4) SWB LLC’s and Pubco’s ability to develop and manage their businesses, and the advantages and expected growth of SWB LLC and Pubco; (5) the cash position of SWB LLC and Pubco following Closing; (6) the inability to obtain or maintain the listing of Pubco’s securities on a stock exchange following the Closing; (7) the risk that the announcement and pendency of the proposed business combination disrupts SWB LLC’s and Pubco’s current plans and operations; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Pubco and SWB LLC to develop and manage growth profitably and source and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws and regulations or political and economic developments; (11) the possibility that Pubco or SWB LLC may be adversely affected by other economic, business and/or competitive factors; (12) Soulpower’s, SWB LLC’s and Pubco’s estimates of expenses and profitability; (13) the amount of redemptions by Soulpower’s public shareholders; (14) the possibility that contractual counterparties that have committed to providing assets to SWB LLC in connection with the proposed business combination may not fulfil their obligations to SWB LLC or that SWB LLC may determine to terminate such agreements due to additional concerns identified in SWB LLC’s diligence prior to the Closing or if the final independent third-party valuation of any such assets are less than SWB LLC’s valuation of such assets, (15) the possibility that asset managers and other service providers to SWB LLC may not fulfil their obligations following the proposed business combination; (16) regulatory matters involving SOUL WORLD BANK ™ and the other businesses and operations to be conducted by Pubco following the proposed business combination, and (17) other risks and uncertainties included in the “Risk Factors” section of the Soulpower IPO Prospectus, the registration statement on Form S-4 and other documents filed or to be filed with the SEC by Soulpower, SWB LLC and Pubco. Many of these factors are outside of the control of Soulpower, SWB LLC, and Pubco and are difficult to predict. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Soulpower, SWB LLC and Pubco do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

Contacts

Investor Relations

SOUL@mzgroup.us

Soulpower Acquisition Corporation

Justin Lafazan, Chairman & CEO

Justin@soulworldbank.com